Exhibit 10.1

Execution Copy

AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

This Amendment, dated as of April 30, 2015 (this “Amendment”), to that certain AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT (the “Services Agreement”) dated as of May 6, 2013, by and among MDC PARTNERS INC. (the “Company”), NADAL MANAGEMENT LIMITED, (formerly Stallion Investments Limited) a corporation in which Miles Nadal is the sole shareholder (“NML”), NADAL FINANCIAL CORPORATION, a corporation in which Miles Nadal is the sole shareholder (“NFC”), and MILES NADAL (the “Executive”).

WHEREAS, NML, NFC and the Executive provide services to the Company pursuant to the terms and conditions of the Services Agreement;

WHEREAS, the parties hereto desire to amend the Services Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the parties hereby agree that the Services Agreement shall be amended by the following, effective as of September 1, 2014, and that the Services Agreement, as hereby amended, shall continue in full force and effect as of the date of this Amendment:

1. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning given to such terms in the Services Agreement.

2. Section 22 of the Services Agreement (Section 280G Provision) and Exhibit C of the Services Agreement are hereby deleted and deemed to be terminated, effective immediately, and each of NML and the Executive hereby agree to waive any of the rights previously provided by the Company pursuant to such provisions.

3. As used herein and in the Services Agreement, the term “Agreement” shall mean the Services Agreement, as from time to time amended (including, without limitation, this Amendment). Except as set forth above, the Services Agreement, as amended herein, shall remain in full force and effect without further modification. This Amendment may be executed in one or more counterparts, and each such counterpart shall be deemed an original instrument, but all such counterparts taken together shall constitute but one agreement.

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IN WITNESS WHEREOF, the parties have executed this Amendment to the Management Services Agreement as of the day and year first above written.

MDC Partners Inc.

By:  /s/

Name:

Title:

Nadal Management Limited

By:  /s/

Name:

Title:

/s/

Miles Nadal

Nadal Financial Corporation

By:  /s/

Name:

Title: